$1.1 Billion in Acquisition & Sales Road Show September 7 - 13, 2004

Safe Harbor Statement The Calvert Washington D.C. Pine Avenue Long Beach, CA Statements contained in this press release, which are not historical facts, are forward-looking statements, as the term is defined in the Private Securities Litigation Reform Act of 1995. You can identify these forward-looking statements by the Company's use of words such as, "expects," "plans," "estimates," "projects," "intends," "believes," and similar expressions that do not relate to historical matters. Such forward-looking statements are subject to risks and uncertainties which can cause actual results to differ materially from those currently anticipated, due to a number of factors, which include, but are not limited to, unfavorable changes in apartment demand or supply in the Company's markets and the effect on occupancy and rental rates; changing economic conditions; changes in household growth or population; the impact of competition and competitive pricing; acquisitions or new developments may not achieve anticipated results; delays in completing developments and lease-ups on schedule; difficulties in selling existing apartment communities on favorable terms or the timing and closing of planned dispositions under agreement; the shortage of available acquisition candidates; the imposition of federal taxes if we fail to qualify as a REIT in any taxable year; failure to generate sufficient revenue, which could create refinancing risk and impair debt service payments and shareholder distributions; increases in property and liability insurance costs; risks arising from environmental issues or natural disasters; effects of the Company's accounting or other policies and other risk factors discussed in documents filed by the Company with the Securities and Exchange Commission from time to time including the Company's Annual Report on Form 10- K and the Company's Quarterly Reports on Form 10-Q. All forward-looking statements in this press release are made as of today, based upon information known to management as of the date hereof, and the Company assumes no obligation to update or revise any of its forward-looking statements even if experience or future changes show that indicated results or events will not be realized. Rancho Villacitos San Marcos, CA

Executive Summary $1.1 billion in transactions* further repositions United Dominion into higher-growth markets $897 million acquisitions $174 million dispositions With $2.7 billion of transactions in the last three years, United Dominion successfully repositioned 67% of its portfolio Resulting in approximately half of projected 2005 NOI from higher- growth markets: California 25% Florida 12% Metropolitan DC 13% 62 markets in 2001 down to 42 There is no immediate earnings impact, due to the community sales, but we estimate between $0.03 and $0.04 in accretion for year two and between $0.05 and $0.07 in year three. (*closed and contracted during 3Q04) Overview

Growth Rate of acquisitions is 6% to 8%, while assets sold are 0% to (2%) Approximately 25% of 2005E NOI from California - representing the fastest growing state in terms of population and jobs and the lowest housing affordability Approximately 50% of our 2005E NOI from California, Florida, and Washington, DC. Amongst our peers those with the highest multiple have significant presence in these three areas We believe upside exists in these acquisitions All acquired Communities are within our core markets -14 of the 22 communities are within 10 miles of an existing UDR community We have underwritten the forward 12 months at 95% occupancy for Southern California Assets - 2% below current levels Potential to rehab approximately 50% of interiors All acquisitions are expected to drive operating efficiencies and benefit from the improving local economies We purchased these communities below replacement costs at an average cost per home of $145,241. Why is this Good for the Company? Executive Summary

Acquisitions Closed or Under Contract* Executive Summary Four Transactions totaling $897 million, closing: 3Q04 $319 4Q04 409 1Q05 - 2Q05 106 3Q05 63 Blended Cap rate 5.7%** Cost per home $145,241 Essex portfolio is in green and Charlotte portfolio is in yellow. S. California 81.6% *During 3Q04 ** Based on forward 12-month NOI NOI By Acquired Market

Executive Summary Dispositions Closed or Under Contract* Once these transactions have been completed, United Dominion will operate in 42 markets. Blended cap rate 8.0%** Sale price per home $49,417 *During 3Q04 **Based on trailing 12-month NOI Five Transactions totaling $174 million, closing: 3Q04 $59 4Q04 115 1Q05 - 2Q05 - 3Q05 -

Executive Summary Funding...Balance Sheet Our existing $500 million credit facility has a current line balance of $145 million and a capacity to increase to $650 million

Executive Summary FFO Impact These acquisitions are expected to be financed through the assumption of $181 million of 5.2% secured debt with a weighted average term-to-maturity of 8 years. The balance will be paid in cash to be generated from several sources including funding under our existing $500 million credit facility (which can be increased to $650 million), sale of communities under contract and future sales, as well as potentially issuing equity or other securities. Table assumes145 million shares outstanding.

Made the Company Safe and Predictable... 2001-2003 Fixed the Company Changed culture to focus on sales and service with middle market apartment focus "Right-Sized" the organization Restored Balance Sheet - $2 billion of refinancing Improved Asset Base...Almost Done...2001-2005 Reposition location and quality of communities Approximately 50% of NOI from California, DC and Florida $2.7 billion of transactions Reduced markets from 62 to 42 Quality workforce - reduced annual turnover from 68% to 38% Our Future... 2003+ Return to historical levels of occupancy and margins of 95% and 65% respectively, equating to $11 million to $17 million or $0.08 to $0.12 per share Each year recycle 5% to 10% of total assets Buying under-managed communities with operating and rehab upside Capitalize on renovations of kitchens and baths resulting in yields of 12% to 18% Optimize revenue collections on rebilling of utilities - total $9 million annual collection potential today History/Future New Management Established and Executed Three-Phase Plan

History/Future Operations Recruited a new management team, replacing 70% of senior management Reduced annualized associate turnover from 68% to 38%* No non-recurring income Access to Capital* Issued $347 million in stock and equivalents Converted $150 million of Series D Cumulative Convertible Redeemable Preferred Stock Redeemed $100 million of Series A Preferred Stock Completed approximately $2 billion in refinancing and new debt issuances Quality of Assets Acquired $768 million of apartment communities Sold $445 million of apartment communities Reinvested $3,340 per home* Repositioned 25% of our portfolio Predictability Diversification - no MSA more than 7% of NOI Resident Employment diversification Middle market focus Limited development pipeline Strong Corporate Governance One of the lowest dividend payout ratios Balance Sheet Flexibility* $3.2 billion of unencumbered assets Fixed Charge Coverage Ratio at 2.6x Smooth maturity schedule, not more than 14% of debt maturing in any one year Improved bank covenants *As of 1H04 Phase I - 2001-2003: Safety/Predictability......Done

$2.7 billion in transactions since Jan. 2001 Acquisitions $1.9 billion 18,888 homes Average cap rate 6.2% $100,593 per home $932 average monthly rent Dispositions $804 million 17,033 homes Average cap rate 7.7% $47,202 per home $742 average monthly rent Characteristics: Rent and Margin Reinvest in asset base History/Future Phase II - 2001-2005: Asset Base......Almost Done Capitalization rate for acquisitions are based on forward 12-month NOI and dispositions are based on trailing 12-month NOI.

History/Future With restored financial strength and repositioned asset base, we will move to our next phase focusing on value-creating activities Operations - Asset enhancement skills - Markets The upside of which is the potential for multiple expansion Phase III - Further Value Creation......Started The information on this chart is based on the Company's expectations based on peer companies that are similarly situated. This information does not constitute guidance or a guarantee of price appreciation. situated. This information does not constitute guidance or a guarantee of price appreciation. situated. This information does not constitute guidance or a guarantee of price appreciation.

History/Future Phase III - Operations Occupancy/Margin(s) - During the recent real estate cycle occupancy rates and operating margins have contracted. Restoring them to historical levels of 95% and 65%, respectively, will create $11 million to $17 million of earnings or $0.08 to $0.12 per share. Marketing - Focus on demand generation strategies and consistent messaging both on- and off-line Looking forward - A variety of initiatives are on-going - market centralized community administration and Latino initiative. Turnover - A reduction in associate turnover from 68% to 38% has brought stability and predictability to our operating results.

History/Future Opportunity - 40% of the U.S. Apartment stock is middle market, with the majority built during the '80s. These apartments are at a point in their life cycle where renovations and upgrades can be performed at attractive returns. We have built a team of 17 associates and vendor relationships to ascertain and execute repositioning. UDR repositioning already underway Phase III - Asset Enhancement Skills 2002 to present

History/Future With approximately 50% of 2005E NOI from CA, FL and DC, these markets are expected to deliver twice the national average growth in the near future and are anticipated to exceed the national average over an extended term. Individual Markets - Repositioning within markets will continue, whereby we will sell our weakest quality assets and buy those that have repositioning upside. Charlotte Sold Emerald Bay & Highlands Acquired Norcroft & Crossings Sell assets in less desirable neighborhoods and purchase ones in growing locations with better access to jobs. Increased our operating efficiencies with closer proximity Phase III - Markets Acquisition: Norcroft - Charlotte, NC Disposition: Highlands - Charlotte, NC Highlands - Charlotte, NC Highlands - Charlotte, NC

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Overview Four transactions, totaling $897 million Essex Portfolio Acquisition (16 Communities) Charlotte Portfolio Acquisition (Two Communities) California Portfolio (Three Communities) Lakeline Villas in Austin, TX Total Homes: 6,172 Acquisitions Acquisitions NOI By Acquired Market S. California 81.6% Four Transactions totaling $897 million, closing: 3Q04 $319 4Q04 409 1Q05 - 2Q05 106 3Q05 63

Essex Portfolio Acquisition Overview Essex Portfolio Acquisition Overview 16 garden-style communities 4,646 homes Purchase price of $756 million Capitalization rate of 5.5% Cost per home $162,721 86.1% NOI from Southern California Staggered closing from 3Q04 through 3Q05 Acquisitions

The Company will continue the $33.0 million of extensive renovations started by Essex by investing an additional $13.3 million over the next two years. Potential to increase income from 1,350 homes by installing washers and dryers Potential to rehab the exterior on 889 homes Potential to rehab 65% of interiors Essex Portfolio - Upside Acquisitions

Eleven out of 16 Essex communities are adjacent to or within 10 miles of an existing United Dominion community San Diego community is located within six miles of existing United Dominion communities Newport Beach communities are adjacent to each other creating a small city of 14,000 homes Most new multi-family development in these markets is for condominiums Essex Portfolio - Excellent Fit with our Existing Portfolio Acquisitions

California Acquisitions Communities in Green denote Essex Portfolio Communities in Green denote Essex Portfolio

California Acquisitions Average rent and occupancy as of July, 2004 *Average asking rents

Oregon Acquisitions Area Highlights: In close proximity to the Round at Beaverton, a mixed- use development built around the mass transit center Unemployment rate of 5.5%, well below state and national rates Average rent and occupancy as of July, 2004 *Average asking rent *Average asking rent *Average asking rent

Austin, TX Acquisitions Area Highlights: Lakeline is located in the northwest Austin area The community has excellent access to State Highway 183, with a short 15- minute commute to downtown Average rent and occupancy as of July, 2004 *Average asking rent *Average asking rent *Average asking rent

Charlotte, NC Acquisitions Area Highlights: Charlotte is one of the most rapidly growing residential and commercial areas in North Carolina Also known as "University City," this area is defined by the presence of University Research Park, University of North Carolina at Charlotte, and the University Medical Center Center Center Center Center Center Center Center Center Center Center Center Center *Average asking rent

Detail by Community 2001 to YTD Dispositions Upon the completion of these transactions, the Company will have exited the states of Michigan and Kentucky and the city of Pullman, Washington. Blended capitalization rate 7.7% $804 million 2001 to YTD At the time this presentation went to print, Terracina had not yet closed. The transaction is anticipated to close within the 3Q04. Capitalization rates are based on trailing 12-month NOI.

Impact of $1.1 Billion of Acquisitions & Sales Activity Balance Sheet We have one of the strongest Balance Sheets in the sector $181 million of debt assumed at current market terms $562 million of growth market assets added to unencumbered pool Balanced Maturity Schedule with no more than 10% to 12% of debt maturing in any one year

Maintaining a Strong Balance Sheet Balance Sheet Proforma numbers assume the following transactions:

Investment Grade Rating - One of Two Upgrades in the Sector Over Last Six Years Balance Sheet

Capital Structure...Market Capitalization (in billions) Balance Sheet

Detail of Assumed Debt from Essex Portfolio Balance Sheet $181 million of assumed debt at favorable current market terms Agency Debt with loan to value of 50% Fits into existing maturity schedule such that no year has greater than 10% to 12% debt maturity Adds unencumbered assets of $435 million located primarily in the Southern California Market

Balance Sheet Continued Improvement in Unencumbered Pool UDR's unencumbered asset pool continues to increase in size and quality Since 2001, significant additions include: 12 communities in Southern California with a total cost of $573 million 4 communities in Metropolitan D.C. with a total cost of $102 million 9 communities in Northern California with a total cost of $201 million 2 communities in Oregon with a total cost of $37 million The unencumbered pool is proforma valued at $3.7 billion

Debt Maturity Schedules - Percentage of Total Debt Balance Sheet GAAP Maturities 2Q04 Maturities with Recent Acquisitions Proforma 4Q05

Balance Sheet The Fannie Mae Credit Facilities provide UDR with virtually the same flexibility as unsecured debt, and represent 67% of total secured debt. Substitution Rights - UDR can move assets in and out of these facilities for a minimal fee. Allows the company to deliver unencumbered assets to the market providing increased flexibility and pricing power to our repositioning efforts. Re-balancing Rights - As our assets appreciate we can pull assets out to maintain the facilities loan-to-value. This allows us to maintain our leverage efficiency. Interest Only - No drag on our cash flow and fixed charge coverage ratio from principal amortization. Additionally allows UDR to maintain our leverage efficiency. Ability to quickly convert all or a portion of the facility to fixed rate debt pursuant to the existing agreement. In a rising rate environment, the Company can convert variable debt to fixed under a forward commitment arrangement whereby we lock rates today, but continue to enjoy the variable rate for a 45-60 day period at little to no cost to UDR, mitigating some of the dilution from converting. Long Term Facilities - The terms and variable rate spreads are locked for the life of the facility; most of which are 10 years. Additionally a portion of the fixed rate spread is locked for the life of the facility. A portion of the fixed rate spread is at market. No escrow deposits - UDR does not have its cash tied up in non-earning assets Fannie Mae Credit Facilities Table: As a percentage of 2Q04 total debt NR ASN, SMT and PPS did not report the amount of their Fannie Mae "Collateral Pool" debt for 2Q04. As of March 30, 2004, SMT and PPS reported 69% and 37%, respectively Source: SNL Data Source, Company Filings

Peer Comparison Earnings Balance Sheet Operations Dividend Growth Asset Quality VALUE Any way you look at the underlying facts, United Dominion is a great value. Multiple expansion - 2005 earnings - expanding NOI from high-growth markets

Peer Comparison Balance Sheet All figures as of June 30, 2003, except Proforma which is as of December 31, 2005. Source: SNL Analytics

Operational Performance Peer Comparison Source: Company reports and Wachovia Capital Markets, LLC Wachovia four-year performance rankings are designated on the basis of the performance attributes of two measures: (Meth 1) a percentile score (lower is better) aggregating the relative quarterly revenue change for each market and (Meth 2) the percentage of a company's markets in which the company's revenue growth rate exceeded the average for all companies in the market. The combined score is a simple sum of the rankings in each category, resulting in a potential range of 2 (the best possible score) and 30. "Among the four national companies, the average score was 0.475, which was slightly better than the average overall score (0.496). UDR recorded a score of 0.399, the best score among large national companies. For UDR, we have 182 comparable results and a full four years of data. UDR scored an average of only 0.440 in 2000, rising to 0.424 in 2001 and 0.371 in 2002 as the new executive team, installed in 2001, brought management efficiency up." -Wachovia Securities "Four companies achieved above- average returns in at least two-thirds of their markets analyzed: AML, PPS, UDR and ASN." -Wachovia Securities "Among national companies, UDR achieved above-average total return in 9 out of 13 markets analyzed, or 69.2%" -Wachovia Securities

Peer Comparison 2004 Dividend Growth & Yield Middle of the Pack Source: SNL Financial as of June 30, 2004 Companies that have reduced their dividend payments in the last year are in red. Companies that have increased their dividend payments in the last year are in green. Dividend Yield ESS AVB SMT BRE SPT EQR ASN UDR PPT AMLI AIV GBT 0.047 0.047 0.052 0.056 0.056 0.057 0.058 0.059 0.062 0.067 0.075 0.076 UDR, had the highest '04/'03 dividend growth and it was one of four companies to reliably increase its annual dividend over the last three years. Companies in Green increased dividend, while companies in Red decreased dividend. Dividend Yield

Asset Quality Peer Comparison Source: Axiometric, Morgan Stanely data is as of June 23, 2004; Merril Lynch data is as of July 16, 2004; Lehman Brothers is as of June 25, 2004 and Smith and Barney is as of August 6, 2004. *Calculated by UDR using Market Cap/# of Homes. The sell-side has not reviewed capitalization rates to consider location of assets or that 2/3rds of the UDR's assets have been traded since 2001. "On a relative basis, we see the greatest potential upside opportunities at SMT, UDR and ASN." - Morgan Stanley "We expect UDR's valuation to improve as more and more of the company's NOI comes from better quality assets in stronger markets." - Morgan Stanley

Peer Comparison Multiple Expansion The information on this chart is based on the Company's expectations based on peer companies that are similarly situated. This information does not constitute guidance or a guarantee of price appreciation. Amongst our peers those with the highest multiple have significant presence in high growth markets Approximately 25% of 2005E NOI from California - representing the fastest growing state in terms of population, jobs and the lowest housing affordability Approximately 50% of our 2005E NOI from California, Florida, and Washington, DC.

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Southern California Market Overview UDR has continued to grow its investment in Southern California Markets: Why is Southern California hot? High rental demand Supply constant Low vacancy Employment growth Will it remain hot?... YES! All well above national average

According to the most recent census conducted in 2000, the state of California estimates that approximately 41% of its population lives in rental housing. The high costs associated with owning housing in California, particularly in the most highly populated counties of Southern California and Northern California, are prohibitive to owning a home for many residents. The chart below illustrates that 15% to 40% of households in California cannot afford to buy a home. Rest of Country Los Angeles County Orange County Inland Empire San Diego County 1981 1982 1983 1984 1985 0.197182677 0.196920282 0.354638127 0.246529508 1986 0.457 0.222093892 0.259943551 0.432896096 0.300364492 1987 0.459 0.210983938 0.228631875 0.420753947 0.277832711 1988 0.472 0.162126674 0.156795864 0.389021457 0.235532204 1989 0.468 0.114325942 0.117353996 0.346135403 0.16970728 1990 0.462 0.151674074 0.144061799 0.352092667 0.18989831 1991 0.486 0.165344723 0.174617512 0.364659548 0.213934799 1992 0.526 0.20334475 0.229471888 0.398009859 0.262766547 1993 0.565 0.267407663 0.2975738 0.44521939 0.3317621 1994 0.534 0.256868662 0.283588344 0.433507902 0.306127945 1995 0.558 0.309672282 0.32205676 0.485994069 0.349837822 1996 0.561 0.350579621 0.351052371 0.525691621 0.373842521 1997 0.57 0.365719563 0.351936142 0.553336827 0.379606192 1998 0.597 0.387754535 0.358549717 0.591851158 0.394248784 1999 0.578 0.359702048 0.303433075 0.55136667 0.346948411 2000 0.556 0.325110726 0.269846321 0.519319354 0.287197841 2001 0.567 0.332913193 0.268330933 0.523844557 0.294725277 2002 0.548 0.283129157 0.225263368 0.496424584 0.232556052 2003 0.553 0.246529944 0.197739658 0.450731373 0.208452277 2004 0.564 0.247558678 0.208583447 0.445628043 0.205143617 2005 0.536 0.227553119 0.199002993 0.419655337 0.189038003 2006 0.532 0.19331878 0.175003803 0.383561841 0.15980218 Source: Rosen Consulting Group (RCG) Housing Affordability Why is it Hot? - High Rental Demand Southern California

Supply in California's most sought after submarkets is extremely limited. Permits as a percentage of stock over the past twelve months is estimated at approximately 0.5%-1.5% in California's major counties. Property values stand at record high levels in California due to supply constraints observed in the state's major metropolitan areas. Southern California Why is it Hot? - Supply Constraints Why is it Hot? - Supply Constraints

During the last 20 years southern California vacancy rates typically have been below the national average Vacancy rates as of 1Q04: Los Angeles 4.3% Oakland 4.8% Orange County 4.8% San Diego 4.4% Southern California Why is it Hot? - Low Vacancy Rates Overall Vacancy Rates Rest of Country Los Angeles County Orange County Inland Empire San Diego County 1981 1982 1983 1984 1985 0.037 0.086 0.044 1986 0.109 0.035 0.025 0.075 0.054 1987 0.099 0.044 0.038 0.079 0.062 1988 0.101 0.055 0.073 0.101 0.085 1989 0.093 0.058 0.065 0.103 0.066 1990 0.073 0.062 0.035 0.099 0.039 1991 0.076 0.067 0.035 0.089 0.049 1992 0.074 0.082 0.047 0.086 0.049 1993 0.086 0.095 0.086 0.103 0.078 1994 0.07 0.087 0.073 0.104 0.064 1995 0.07 0.097 0.071 0.087 0.087 1996 0.073 0.088 0.059 0.086 0.06 1997 0.072 0.08 0.062 0.093 0.052 1998 0.072 0.07 0.044 0.091 0.051 1999 0.074 0.051 0.042 0.081 0.042 2000 0.075 0.047 0.022 0.075 0.04 2001 0.079 0.034 0.039 0.041 0.044 2002 0.087 0.039 0.051 0.052 0.078 2003 0.101 0.031 0.059 0.059 0.06 2004 0.1 0.033 0.059 0.064 0.058 2005 0.096 0.032 0.055 0.064 0.057 2006 0.091 0.031 0.047 0.062 0.052 Source: Rosen Consulting Group (RCG)

Across Southern California employment growth is above the national average of 1.1%. Population growth in the region should range from 1.1% to 3.5% annually. Southern California Will it Stay Hot? - YES...Employment Growth Year-Over-Year Employment Growth Rest of Country Los Angeles County Orange County Inland Empire San Diego County 1984 1985 1986 1987 1988 1989 1990 1991 -0.014 -0.034 -0.035 -0.012 -0.019 1992 0.011 -0.044 -0.006 0.022 -0.01 1993 0.032 -0.02 -0.002 0.012 0.012 1994 0.031 0.01 0.023 0.045 0.013 1995 0.023 0.011 0.02 0.028 0.029 1996 0.026 0.014 0.029 0.03 0.027 1997 0.031 0.022 0.052 0.044 0.054 1998 0.027 0.019 0.047 0.067 0.051 1999 0.027 0.02 0.031 0.067 0.038 2000 0.02 0.012 0.032 0.036 0.033 2001 -0.018 -0.016 -0.004 0.034 0.008 2002 -0.003 -0.005 0.012 0.041 0.014 2003 -0.003 -0.01 0.009 0.009 0.003 2004 0.011 0.011 0.012 0.027 0.019 2005 0.013 0.018 0.026 0.035 0.028 2006 0.013 0.017 0.025 0.032 0.028 Source: Rosen Consulting Group (RCG)

Orange County and Los Angeles MSA's are all poised for substantial rental growth in the near term as a result of the U.S. economic recovery. Rents in Orange and Los Angeles Counties are projected to increase 9% and 7%, respectively, in 2005. Southern California Will it Stay Hot? - YES...Rent Growth

According to the California Association of Realtors, less than 30% of California residents can afford to own a home in comparison to the national average of approximately 50%. Southern California Will it Stay Hot? - YES...Low Affordability Rest of Country Los Angeles County Orange County Inland Empire San Diego County 1981 1982 1983 1984 1985 0.197182677 0.196920282 0.354638127 0.246529508 1986 0.457 0.222093892 0.259943551 0.432896096 0.300364492 1987 0.459 0.210983938 0.228631875 0.420753947 0.277832711 1988 0.472 0.162126674 0.156795864 0.389021457 0.235532204 1989 0.468 0.114325942 0.117353996 0.346135403 0.16970728 1990 0.462 0.151674074 0.144061799 0.352092667 0.18989831 1991 0.486 0.165344723 0.174617512 0.364659548 0.213934799 1992 0.526 0.20334475 0.229471888 0.398009859 0.262766547 1993 0.565 0.267407663 0.2975738 0.44521939 0.3317621 1994 0.534 0.256868662 0.283588344 0.433507902 0.306127945 1995 0.558 0.309672282 0.32205676 0.485994069 0.349837822 1996 0.561 0.350579621 0.351052371 0.525691621 0.373842521 1997 0.57 0.365719563 0.351936142 0.553336827 0.379606192 1998 0.597 0.387754535 0.358549717 0.591851158 0.394248784 1999 0.578 0.359702048 0.303433075 0.55136667 0.346948411 2000 0.556 0.325110726 0.269846321 0.519319354 0.287197841 2001 0.567 0.332913193 0.268330933 0.523844557 0.294725277 2002 0.548 0.283129157 0.225263368 0.496424584 0.232556052 2003 0.553 0.246529944 0.197739658 0.450731373 0.208452277 2004 0.564 0.247558678 0.208583447 0.445628043 0.205143617 2005 0.536 0.227553119 0.199002993 0.419655337 0.189038003 2006 0.532 0.19331878 0.175003803 0.383561841 0.15980218 Housing Affordability Source: Rosen Consulting Group (RCG)

Supply remains constrained into the foreseeable future. Southern California Will it Stay Hot? -YES... Supply Constraints Rest of Country Los Angeles County Orange County Inland Empire San Diego County 1981 0.02 1982 0.025 1983 0.04 1984 0.035 1985 0.031 0.024 0.0374 0.1381 0.0932 1986 0.025 0.0367 0.0517 0.15 0.1004 1987 0.018 0.0415 0.0604 0.1302 0.0861 1988 0.016 0.03 0.0544 0.0565 0.048 1989 0.014 0.0237 0.0397 0.048 0.0381 1990 0.01 0.0171 0.029 0.0336 0.0243 1991 0.006 0.0106 0.0215 0.0236 0.0217 1992 0.005 0.0056 0.0091 0.0137 0.007 1993 0.007 0.0033 0.007 0.0076 0.0059 1994 0.01 0.0021 0.0085 0.0032 0.0044 1995 0.012 0.0021 0.0135 0.002 0.0049 1996 0.012 0.0022 0.0078 0.0014 0.0046 1997 0.013 0.0023 0.0106 0.0037 0.0041 1998 0.015 0.0027 0.0112 0.0072 0.008 1999 0.015 0.0037 0.009 0.0102 0.0102 2000 0.013 0.0048 0.0146 0.0091 0.0107 2001 0.013 0.0063 0.0146 0.0116 0.0166 2002 0.013 0.0067 0.0092 0.0135 0.015 2003 0.013 0.0062 0.0132 0.0147 0.0146 2004 0.011 0.0074 0.0089 0.0252 0.0204 2005 0.01 0.0069 0.0075 0.0214 0.0179 2006 0.01 0.0058 0.0061 0.0199 0.0159 Year-Over-Year Multi-Family Stock Growth Source: Rosen Consulting Group (RCG)